UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

Filed by the Registrant ☐                            Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material Pursuant to §240.14a-12

INTERVOICE, INC.

(Name of Registrant as Specified In Its Charter)

DAVID W. BRANDENBURG

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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The following transmittal of executed nominee consents was sent to Intervoice, Inc. on June 1, 2007.

DAVID W. BRANDENBURG

401 NORTH POINT ROAD, NO. 1002

OSPREY, FL 34229

(214) 498-1000

June 1, 2007

VIA OVERNIGHT COURIER

AND FACSIMILE TRANSMISSION

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

Re:	Executed Consents from Nominees of David W. Brandenburg

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by the undersigned, David W. Brandenburg (the “Undersigned”), from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect a slate of seven director nominees, David W. Brandenburg, Daniel D. Hammond, Stuart Barab, Wilson David “Bill” Fargo, Timothy W. Harris, Mark A. Weinzierl and Michael J. Willner (the “Nominees”), to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Enclosed herewith are copies of the executed consents from each of the Nominees (the “Consents”), pursuant to which, each of the Nominees has consented to being nominated by the Undersigned for election to the Company Board and has consented to serve as a director of the Company if he is so elected. Any claim that any of these Consents is, in any way, defective or deficient, and all further correspondence on this matter, should be addressed to Barry H. Genkin, Esq., at Blank Rome LLP, via mail at One Logan Square, Philadelphia, Pennsylvania 19103-6998, by telephone at (215) 569-5514, by facsimile at (215) 832-5514 or by e-mail at Genkin@blankrome.com, so that there is adequate opportunity to address any such claim in a timely fashion. The transmittal hereby of these Consents shall not be deemed an admission that such transmittal is required by any provision in the Company’s Bylaws, the Texas Business Corporation Act or any other applicable governing document or provision of law. The Undersigned reserves all rights to assert a claim for any damages or costs that he may sustain or incur, including attorneys’ fees, in the event of any dispute concerning the adequacy of this transmittal.

IN WITNESS WHEREOF, the Undersigned has caused this Transmittal of Executed Nominee Consents to be duly executed as of the date first written above.

/S/ DAVID W. BRANDENBURG
David W. Brandenburg

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ DAVID W. BRANDENBURG

Print name: David W. Brandenburg

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ DANIEL D. HAMMOND

Print name: Daniel D. Hammond

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ STUART BARAB

Print name: Stuart Barab

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ WILSON D. FARGO

Print name: Wilson D. Fargo

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ TIMOTHY W. HARRIS

Print name: Timothy W. Harris

May 31, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ MARK WEINZIERL

Print name: Mark Weinzierl

May 30, 2007

Intervoice, Inc.

17811 Waterview Parkway

Dallas, TX 75252

Attention: Corporate Secretary

David W. Brandenburg

401 North Point Road, No. 1002

Osprey, FL 34229

Ladies and Gentlemen:

Reference is hereby made to the solicitation of proxies (the “Proxy Solicitation”) to be conducted by David W. Brandenburg, from the holders of shares of common stock, no par value per share, of Intervoice, Inc., a Texas corporation (the “Company”), to, among other things, elect seven nominees of Mr. Brandenburg to the Board of Directors of the Company (the “Company Board”) at the 2007 annual meeting of the shareholders of the Company to be held on July 11, 2007 and at any adjournments, postponements, reschedulings and continuations thereof (the “Annual Meeting”).

Please be advised that I hereby consent to being nominated by Mr. Brandenburg for election to the Company Board at the Annual Meeting pursuant to the Proxy Solicitation and hereby consent to serve as a director of the Company if I am so elected.

Sincerely,

/S/ MICHAEL J. WILLNER

Print name: Michael J. Willner

IMPORTANT INFORMATION

David W. Brandenburg intends to make a preliminary filing with the Securities and Exchange Commission of a proxy statement and an accompanying proxy card to be used to solicit proxies in connection with Intervoice’s 2007 annual meeting of shareholders. Shareholders are advised to read the proxy statement and other documents related to the solicitation of proxies from shareholders of Intervoice for use at the 2007 annual meeting when they become available because they will contain important information, including information relating to the participants in such proxy solicitation. When completed, a definitive proxy statement and a form of proxy will be mailed to Intervoice’s shareholders and will be available, along with other relevant documents, at no charge, at the Securities and Exchange Commission’s website at http://www.sec.gov or by contacting Innisfree M&A Incorporated by telephone at (888) 750-5834. Information relating to the participants in such proxy solicitation is and will be contained in the proxy statement when it is filed by David W. Brandenburg.